SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant☐
Filed by a Party other than the Registrant☐

Check the appropriate box:

☐ Preliminary Proxy Statement	☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☑ Definitive Proxy Statement

☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

ABIGAIL ADAMS NATIONAL BANCORP, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

      ☑ No fee required.

      ☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      (1) Title of each class of securities to which transaction applies:

      (2) Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

      (4) Proposed maximum aggregate value of transaction:

      (5) Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

      (1) Amount previously paid:

      (2) Form, schedule or registration statement no.:

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      (4) Date filed:

April 17, 2006
Dear Stockholder:
You are cordially invited to attend the Annual Meeting of Stockholders of Abigail Adams National Bancorp, Inc. (the “Company”). The Annual Meeting will be held at The Adams National Bank, 1130 Connecticut Avenue, N.W., Suite 200, Washington, D.C. 20036 at 3:00 p.m., (local time) on May 16, 2006.
The enclosed Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted.
The Annual Meeting is being held so that stockholders will be given an opportunity to elect the Board of Directors of the Company and to ratify the Board’s selection of McGladrey & Pullen, LLP as the Company’s independent registered public accountants for the year ending December 31, 2006.
The Board of Directors of the Company has determined that the matters to be considered at the Annual Meeting are in the best interest of the Company and its stockholders. For the reasons set forth in the proxy statement, the Board of Directors unanimously recommends a vote “FOR” the election of directors and the ratification of McGladrey & Pullen, LLP as the Company’s auditors for the year ending December 31, 2006.
On behalf of the Board of Directors, we urge you to sign, date and return the enclosed proxy card as soon as possible even if you currently plan to attend the Annual Meeting. Your vote is important, regardless of the number of shares that you own. Voting by proxy will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend the meeting.
Sincerely,

/s/ Jeanne D. Hubbard

Jeanne D. Hubbard
Chairwoman of the Board,
President and Chief Executive Officer

ABIGAIL ADAMS NATIONAL BANCORP, INC.
1130 Connecticut Avenue, NW, Suite 200
Washington, DC 20036
(202) 772-3600
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held On May 16, 2006
     Notice is hereby given that the Annual Meeting of Abigail Adams National Bancorp, Inc. (the “Company”) will be held at The Adams National Bank, 1130 Connecticut Avenue, NW, Suite 200, Washington, DC on May 16, 2006 at 3:00 p.m., local time.
     A Proxy Card and a Proxy Statement for the Annual Meeting are enclosed.
     The Annual Meeting is for the purpose of considering and acting upon:
1.	The election of Directors to the Board of Directors of the Company;

2.	The ratification of McGladrey & Pullen, LLP as independent register public accountants for the year ending December 31, 2006; and
such other matters as may properly come before the Annual Meeting, or any adjournments thereof. The Board of Directors is not aware of any other business to come before the Annual Meeting.
     Any action may be taken on the foregoing proposals at the Annual Meeting on the date specified above, or on any date or dates to which, by original or later adjournment, the Annual Meeting may be adjourned. Stockholders of record at the close of business on April 3, 2006 are the stockholders entitled to vote at the Annual Meeting and any adjournments thereof.
     A list of stockholders entitled to vote at the Annual Meeting will be available at the Company’s main office, 1130 Connecticut Avenue, NW, Suite 200, Washington, DC 20036, for the 10 days immediately prior to the Annual Meeting. It also will be available for inspection at the meeting itself.
     EACH STOCKHOLDER, WHETHER HE OR SHE PLANS TO ATTEND THE ANNUAL MEETING, IS REQUESTED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. ANY PROXY GIVEN BY THE STOCKHOLDER MAY BE REVOKED AT ANY TIME BEFORE IT IS EXERCISED. A PROXY MAY BE REVOKED BY FILING WITH THE SECRETARY OF THE COMPANY A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE. ANY STOCKHOLDER PRESENT AT THE ANNUAL MEETING MAY REVOKE HIS OR HER PROXY AND VOTE PERSONALLY ON EACH MATTER BROUGHT BEFORE THE ANNUAL MEETING. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER IN ORDER TO VOTE PERSONALLY AT THE ANNUAL MEETING.

By Order of the Board of Directors

/s/ Lorel D. Scott

Lorel D. Scott
Secretary
Washington, DC
April 17, 2006

IMPORTANT: A SELF–ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.

TABLE OF CONTENTS

Proxy Statement	1
Stock Ownership of Certain Persons	2
Proposal I — Election of Directors	3
Section (16a) Beneficial Ownership Reporting Compliance	5
Meetings and Committees of the Board of Directors	6
Nominating Committee	6
Procedures for the Nomination of Directors by Stockholders	7
Stockholder Communications with the Board	8
Code of Ethics	8
The Audit Committee	8
Personnel Committee Interlocks and Insider Participation	9
Audit Committee Report	9
Report of the Personnel Committee of the Board of Directors on Executive Compensation	9
Evaluation of Disclosure Controls and Procedures	10
Performance Graph	11
Executive Compensation	12
Summary Compensation Table	12
Benefit Plans	12
Transactions with Certain Related Persons	13
Proposal II — Ratification of Appointment of Independent Registered Public Accountants	13
Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services of Independent Registered Public Accountants	13
Stockholder Proposals	14
Miscellaneous	14

PROXY STATEMENT
of
ABIGAIL ADAMS NATIONAL BANCORP, INC.
1130 Connecticut Avenue, N W, Suite 200
Washington, DC 20036
(202) 772-3600

ANNUAL MEETING OF STOCKHOLDERS
May 16, 2006

     This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Abigail Adams National Bancorp, Inc. (the “Company”) to be used at the Annual Meeting of Stockholders of the Company (the “Meeting”), which will be held at The Adams National Bank, 1130 Connecticut Avenue, N.W., Suite 200, Washington, DC on May 16, 2006 at 3:00 p.m., local time, and all adjournments thereof. The accompanying Notice of Annual Meeting of Stockholders and this Proxy Statement are first being mailed to stockholders on or about April 17, 2006.

REVOCATION OF PROXIES

     Stockholders who execute proxies in the form solicited hereby retain the right to revoke them in the manner described below. Unless so revoked, the shares represented by such proxies will be voted at the Meeting and all adjournments thereof. Proxies solicited on behalf of the Board of Directors of the Company will be voted in accordance with the directions given thereon. Where no instructions are indicated, proxies will be voted “FOR” the proposals set forth in this Proxy Statement for consideration at the Meeting.
     The Board of Directors knows of no additional matters that will be presented for consideration at the Meeting. Execution of a proxy, however, confers on the designated proxy holders discretionary authority to vote the shares in accordance with their best judgment on such other business, if any, that may properly come before the Meeting or any adjournments thereof.
     Proxies may be revoked by sending written notice of revocation to the Secretary of the Company at the address of the Company shown above, by delivering a later-dated proxy, or by voting in person at the Meeting. The presence at the Meeting of any stockholder who has given a proxy shall not revoke such proxy unless the stockholder delivers his or her ballot in person at the Meeting or delivers a written revocation to the Secretary of the Company prior to the voting of such proxy.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

     Holders of record of the Company’s common stock, par value $.01 per share (the “Common Stock”), as of the close of business on April 3, 2006 (the “Record Date”) are entitled to one vote for each share then held. As of the Record Date, the Company had 3,462,129 shares of Common Stock issued and outstanding. The presence in person or by proxy of a majority of the outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum at the Meeting. Broker non-votes or proxies marked “abstain” will be counted for purposes of determining that a quorum is present. In the event there are not sufficient votes for a quorum, or to approve or ratify any matter being presented at the Meeting, the meeting may be adjourned to permit the further solicitation of proxies.
     Persons and groups who beneficially own in excess of five percent of the Common Stock are required to file certain reports with the Securities and Exchange Commission (“SEC”) regarding such ownership pursuant to the Securities Exchange Act of 1934 (the “Exchange Act”). The following table sets forth, as of the Record Date, the shares of Common Stock beneficially owned by named directors and executive officers individually, by executive officers and directors as a group, and by each person who was the beneficial owner of more than five percent of the Company’s outstanding shares of Common Stock on the Record Date. The business address of each director is 1130 Connecticut Avenue, NW, Suite 200, Washington, DC 20036.

	Number of Shares		Percent of All
Name of	Of Common Stock		Common Stock
Beneficial Owner	Beneficially Owned		Outstanding
Shirley A. Reynolds 333 West 11th Avenue Huntington, WV 25701	596,481	(1)(2)	17.2%

Royce & Associates 1414 Avenue of the Americas New York, NY 10019	245,500		7.1%

Deborah P. Wright P.O. Box 716 Ashland, KY 41105	79,750	(1)(3)	2.3%

Thomas W. Wright P.O. Box 716 Ashland, KY 41105	8,662	(1)(3)	*

Directors and Executive Officers:

A. George Cook	4,166	(5)	*

Jeanne D. Hubbard	21,054	(1)	*

Kim D. Saunders	—		—

Betty J. Serrano	3,025	(4)	*

Patricia G. Shannon	1,251	(5)	*

John P. Shroads, Jr.	—		—

Marianne Steiner	1,889	(5)	*

Sandra C. Ramsey	3,048		*

Douglas V. Reynolds	56,718		1.7%

Marshall T. Reynolds	372,149	(1)(2)	10.7%

Karen E. Troutman	3,328	(4)	*

Joseph L. Williams	670		*

Bonita A. Wilson	220		*

All directors and executive officers as a group (11) persons	467,518		13.5%

*	Less than 1%
(Footnotes continued on next page)

(1)	Based upon Amendment No. 4 to Schedule 13D dated March 11, 1998, filed on behalf of Marshall T. Reynolds, Shirley A. Reynolds, Thomas W. Wright, Deborah P. Wright and Jeanne D. Hubbard and others.

(2)	Marshall T. Reynolds and Shirley A. Reynolds share voting and dispositive power with respect to 369,606 shares owned jointly.

(3)	Thomas W. Wright and Deborah P. Wright share voting and dispositive power with respect to 8,662 shares owned jointly.

(4)	Reflects vested options to purchase 3,025 shares of common stock granted to Ms. Troutman and Ms. Serrano, under the 2000 Stock Option Plan.

(5)	Reflects vested options to purchase 756 shares of common stock granted to Directors under the 2000 Stock Option Plan.
     As to the election of directors, the proxy card being provided by the Board of Directors enables a stockholder to vote FOR the election of the nominees proposed by the Board of Directors or to WITHHOLD AUTHORITY to vote for the nominees being proposed. Directors are elected by a plurality of votes cast, without regard to either broker non-votes or proxies as to which the authority to vote for the nominees being proposed is withheld.
     As to the ratification of independent auditors, the proxy card being provided by the Board of Directors enables a stockholder to: (i) vote FOR the proposal; (ii) vote AGAINST the proposal; or (iii) ABSTAIN from voting on the proposal. The ratification of auditors must be approved by the affirmative vote of a majority of the votes cast without regard to broker non-votes or proxies marked ABSTAIN.
     Proxies solicited hereby will be returned to the Company and will be tabulated by an Inspector of Election designated by the Company’s Board of Directors.

PROPOSAL I—ELECTION OF DIRECTORS

     The Company’s Board of Directors is currently composed of eight members. Effective at the Meeting the Board will be increased to nine members. The Company’s bylaws provide that all Directors are elected annually.
     The table below sets forth certain information regarding the composition of the Company’s Board of Directors. If any nominee is unable to serve, the shares represented by all such proxies will be voted for the election of such substitute as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why any of the nominees might be unable to serve, if elected. Except as indicated herein, there are no arrangements or understandings between any nominee and any other person pursuant to which such nominee was selected.

Name	Age(1)	Positions Held	Since
A. George Cook	72	Director	1998
Jeanne D. Hubbard	57	Chairwoman, President	1995
		& Chief Executive Officer
		Abigail Adams National
		Bancorp, Inc.
Marshall T. Reynolds	69	Director	1995
Patricia G. Shannon	63	Director	1998
Marianne Steiner	51	Director	1998
Joseph L. Williams	61	Director	1998
Bonita A. Wilson	65	Director	1998
Douglas V. Reynolds	30	Director	2002
Sandra C. Ramsey	45	Director-Nominee	2006

(1)	As of December 31, 2005.
     The principal occupation during the past five years of each director and executive officer of the Company is set forth below. All directors and executive officers have held their present positions for five years unless otherwise stated. The Board of Directors consists of a majority of “independent directors” within the meaning of the Nasdaq listing standards. With the exception of Ms. Hubbard, Marshall T. Reynolds and Douglas V. Reynolds the Board of Directors has determined that each of the Company’s directors qualifies as an independent director under the listing requirements for Nasdaq listed companies.

     A. George Cook is the Principal of George Cook & Co., Senior Fellow of the School of Public Policy at George Mason University, and Chairman Emeritus and retired Chief Executive Officer of Colonial Parking, Inc. Mr. Cook is currently a Director of the Classica-Seneca Theater Company and a regional Board Member of the Sorenson Institute, University of Virginia. Mr. Cook is a member and former Chair of the National Policy Council of the Urban Land Institute, Director and past Executive Committee member of the Greater Washington Board of Trade and member and past Chairman of the Board of the National Parking Association. He is a past Board Member of the Girl Scouts of the USA, a former member of the City Council of the City of Alexandria and a former Chairman of the Commission of Local Government for the Commonwealth of Virginia. Mr. Cook is a former member of the Board of Visitors of George Mason University and a former Vice Chairman of the Virginia State Electoral Board. He is a graduate of the George Washington University.
     Jeanne Delaney Hubbard is the President and CEO of The Adams National Bank since October 2005. She is a Director of the Company and The Adams National Bank since 1995, Chairwoman, President and Chief Executive Officer of the Company since 1998, and Chairwoman of The Adams National Bank since 1998. She is a Director of Summit State Bank, Santa Rosa, California and First Sentry Bank, Huntington, West Virginia. She has held executive officer positions at Premier Financial Bancorp, Inc., Huntington, WV, First Sentry Bank, First Guaranty Bank, Hammond, Louisiana and First Bank of Ceredo, West Virginia. She is a graduate of Purdue University and holds a Masters Degree from Marshall University.
     Marshall T. Reynolds is the Chairman of the Board, President and Chief Executive Officer of Champion Industries, Inc., a holding company for commercial printing and office products companies, a position he has held since 1992. Mr. Reynolds became Chairman of the Board of Premier Financial Bancorp in Huntington, West Virginia in 1996. In addition, Mr. Reynolds is Chairman of the Board of First Guaranty Bank in Hammond, Louisiana, and Portec Rail Products, Inc. in Pittsburgh, Pennsylvania, and a director of Summit State Bank, Santa Rosa, California. From 1964 to 1993, Mr. Reynolds was President and Manager of The Harrah and Reynolds Corporation (predecessor to Champion Industries, Inc.). From 1983 to 1993, he was Chairman of the Board of Banc One, West Virginia Corporation (formerly Key Centurion Bancshares, Inc.). Mr. Reynolds has served as Chairman of The United Way of the River Cities, Inc. and Boys and Girls Club of Huntington. Mr. Reynolds is the father of Director Douglas V. Reynolds.
     Patricia G. Shannon is the retired President and Chief Executive Officer of the Boys & Girls Clubs of Greater Washington. Previously, Ms. Shannon was with NationsBank (now Bank of America) for fourteen years, where she served in the capacity of Senior Vice President. She has also served as Director of Field Services for the United Planning Organization. Ms. Shannon has served on the boards of the D.C. Chamber of Commerce, the Greater Washington Urban League, the Howard University Hospital, the Girl Scouts of the National Capital, and the Rotary Club of Washington, D.C. Ms. Shannon is a graduate of Howard University and holds a Masters of Business and Public Administration from Southeastern University.
     Marianne Steiner is the Principal of Larkspur Marketing, which she founded in 1991 after serving in a variety of executive marketing positions at MCI Communications Corporation. Ms. Steiner holds a joint M.S. and M.E. degree in Information Sciences and Applied Mathematics from the Harvard Business School and Graduate School of Arts and Sciences, and a Bachelor of Science degree in Computer Science from the University of Miami. Ms. Steiner is a member of the Council of the Harvard Graduate School Alumni Association and is a co-chair of the Associates Committee of the Graduate School Fund. She also serves as Vice-Chair of the Governing Board of National Cathedral School for Girls in Washington, DC.
     Joseph L. Williams is the Chairman and Chief Executive Officer of Basic Supply Company, Inc., which he founded in 1977. Mr. Williams is a Director of Consolidated Bank & Trust Company, where he serves as the Chairman of the Board. Mr. Williams was one of the organizers and is a Director of First Sentry Bank, Huntington, West Virginia. Mr. Williams is a Director of the West Virginia Capital Corporation and the West Virginia Governor’s Workforce Investment Council. He is a former Director of Unlimited Future, Inc. (a small business incubator) and a former Member of the National Advisory Council of the United States Small Business Administration. Mr. Williams is a former Mayor and City Councilman of the City of Huntington, West Virginia.

He is a graduate of Marshall University with a degree in finance and is a former member its Institutional Board of Governors.
     Bonita A. Wilson owned and operated her own retail business and was a consultant to other businesses. Ms. Wilson was a Retail Management Executive for over 25 years with Garfinckels, Bloomingdales and the Hecht Company. Ms. Wilson has served as a Director of Dart Group Corporation, Trak Auto Corporation, Shoppers Food Warehouse Corp. and Crown Books Corporation from 1991 through 1997. Ms. Wilson attended the State University of New York at New Paltz. Ms. Wilson also served on the Advisory Board of Wedgewood Capital Management.
     Douglas V. Reynolds is an attorney for Reynolds & Brown, PLLC. Mr. Reynolds is the President of the Transylvania Corporation and is Chairman of C. J. Hughes Construction Company, and a director of The Harrah and Reynolds Corporation, and Portec Rail Products, Inc. Mr. Reynolds is a graduate of Duke University and holds a law degree from West Virginia University. Mr. Reynolds is the son of Director Marshall T. Reynolds.
     Sandra C. Ramsey is the Senior Vice President of Finance and Treasurer for Acosta, Inc. Ms. Ramsey joined Acosta as Corporate Controller in February 1998. Ms. Ramsey is a Certified Public Accountant with over 20 years of experience in accounting and finance. She is a member of the Board of Directors and Treasurer of Leadership Jacksonville and was appointed by Florida Governor Jeb Bush to the Board of Directors of the Early Learning Coalition of Duval County, where she serves as Treasurer. Ms. Ramsey is a graduate of West Virginia University.
     Kim D. Saunders, age 45, is the President and CEO of Consolidated Bank and Trust Company. She has more than 20 years of commercial banking experience. She serves on the boards of the Greater Richmond Chamber of Commerce, the Virginia Biotech Research Park Corporation, Saint Catherine’s School, World Affairs Council (VA), and the Bon Secours Richmond Health System (Joint Hospitals). Ms. Saunders is the Vice Chair of the Richmond Renaissance and is a Governor appointed member of the Virginia Fair Housing Board. Ms. Saunders holds a Bachelor of Science degree in Economics (Finance concentration) from the Wharton School of Finance and Commerce at the University of Pennsylvania.
     John P. Shroads, Jr., age 46, is Senior Vice President and Chief Lending Officer of The Adams National Bank since 2003. Mr. Shroads has 22 years of experience in banking in positions of increasing responsibility in the areas of loan review, loan workout, loan administration, loan operations, commercial lending and asset management. Prior to joining The Adams National Bank, Mr. Shroads served as a Senior Vice President of Credit and Workout at United Bank-VA. Mr. Shrouds is a graduate of the Washington Board of Trade Executive Program. He serves on the steering committee for the Board of Trade’s Small Business Networking Program and is a teacher and mentor in its small business academy and Alliance programs. Mr. Shroads is a graduate of Gettysburg College.
     Betty J. Serrano, age 56, is a Senior Vice President of Operations and Compliance of The Adams National Bank, since 1999. Previously, she served as Vice President of Operations since joining The Adams National Bank in July 1998. Ms. Serrano has over 19 years of banking experience in compliance, branch operations, deposit operations, internal audit, and information technology. Prior to joining The Adams National Bank, Ms. Serrano held various management and executive officer positions with several District of Columbia community banks. Ms. Serrano has a degree in business administration and serves as The Adams National Bank’s Chief Ethics Officer and Chief Compliance Officer.
     Karen E. Troutman, age 59, is Senior Vice President and Chief Financial Officer of the Company and The Adams National Bank since 1998. Mrs. Troutman has over 30 years of experience in the financial services industry in the areas of financial management and accounting. Mrs. Troutman’s prior work experience included over twenty years at Household International (now HSBC) in the capacity of Division Controller for Household Bank and at the corporate headquarters in the Treasury Department serving in various management positions. Mrs. Troutman holds a Masters Degree from The Johns Hopkins University.
Section 16(a) Beneficial Ownership Reporting Compliance
     The Common Stock is registered pursuant to Section 12(g) of the Exchange Act. The officers and directors of the Company and beneficial owners of greater than 10% of the Company’s Common Stock (“10% beneficial owners”) are required to file reports on Forms 3, 4 and 5 with the SEC disclosing changes in beneficial ownership of the Common Stock. SEC rules require disclosure in the Company’s Proxy Statement and Annual Report on Form 10-K of the failure of an officer, director or 10% beneficial owner of the Company’s Common Stock to file a Form 3, 4 or 5 on a timely basis. Based upon the Company’s review of these filings, all of the Company’s officers and directors filed these reports on a timely basis.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

     The business of the Company’s Board of Directors is conducted through meetings and activities of the Board and its committees. During the year ended December 31, 2005, the Board of Directors of the Company held 8 regular meetings and 12 bank meetings. Last year’s Annual Meeting of Stockholders was attended by Directors Cook, Hubbard, D. Reynolds, M. Reynolds, Shannon, Steiner, Williams and Wilson. During the year ended December 31, 2005, no director attended fewer than 75 percent of the total meetings of the Board of Directors of the Company and committees on which such director served. Pursuant to NASDAQ rules, the independent members of the Board of Directors met in “executive session” without the presence of management. The Board conducted such meetings bi-annually in conjunction with regularly scheduled meetings of the full Board of Directors. During 2005, each director of the Company received $250 for each meeting of the Company’s Board of Directors, $1,000 for each meeting of The Adams National Bank’s Board of Directors, $200 for each Executive Committee meeting and $100 for all other committee meetings attended by such director.
The Nominating Committee
     The Nominating Committee of the Company and The Adams National Bank consists of directors Williams, Shell and Cook. Each member of the Nominating Committee is considered “independent” as defined in the Nasdaq corporate governance listing standards. The Company’s Board of Directors has adopted a written charter for the Committee, which is available at the Company’s website at www.adamsbank.com. The Committee met one time during the year ended December 31, 2005.
     The functions of the Nominating Committee include the following:
•	to lead the search for individuals qualified to become members of the Board and to select director nominees to be presented for stockholder approval;

•	to review and monitor compliance with the requirements for board independence; and

•	to review the committee structure and make recommendations to the Board regarding committee membership.
     The Nominating Committee identifies nominees by first evaluating the current members of the Board of Directors willing to continue in service. Current members of the Board with skills and experience that are relevant to the Company’s business and who are willing to continue in service are first considered for re-nomination, balancing the value of continuity of service by existing members of the Board with that of obtaining a new perspective. If any member of the Board does not wish to continue in service, or if the Committee or the Board decides not to re-nominate a member for re-election, or if the size of the Board is increased, the Committee would solicit suggestions for director candidates from all Board members. In addition, the Committee is authorized by its charter to engage a third party to assist in the identification of director nominees. The Nominating Committee would seek to identify a candidate who at a minimum satisfies the following criteria:
•	has personal and professional ethics and integrity and whose values are compatible with the Company’s;

•	has had experiences and achievements that have given him or her the ability to exercise and develop good business judgment;

•	is willing to devote the necessary time to the work of the Board and its committees, which includes being available for Board and committee meetings;

•	is familiar with the communities in which the Company operates and/or is actively engaged in community activities;

•	is involved in other activities or interests that do not create a conflict with his or her responsibilities to the Company and its stockholders; and

•	has the capacity and desire to represent the balanced, best interests of the stockholders of the Company as a group, and not primarily a special interest group or constituency.
     The Nominating Committee will also take into account whether a candidate satisfies the criteria for “independence” under the Nasdaq corporate governance listing standards and, if a nominee is sought for service on the Audit Committee, the financial and accounting expertise of a candidate, including whether an individual qualifies as an audit committee financial expert.
Procedures for the Nomination of Directors by Stockholders
     The Nominating Committee has adopted procedures for the submission of director nominees by stockholders. If a determination is made that an additional candidate is needed for the Board of Directors, the Nominating Committee will consider candidates submitted by the Company’s stockholders. Stockholders can submit the names of qualified candidates for Director by writing to our Corporate Secretary, at 1130 Connecticut Avenue, N.W., Suite 200, Washington, D.C. 20036. The Corporate Secretary must receive a submission not less than ninety (90) days prior to the date of the Company’s proxy materials for the preceding year’s annual meeting. The submission must include the following information:
•	the name and address of the stockholder as they appear on the Company’s books, and number of shares of the Company’s common stock that are owned beneficially by such stockholder (if the stockholder is not a holder of record, appropriate evidence of the stockholder’s ownership will be required);

•	the name, address and contact information for the candidate, and the number of shares of common stock of the Company that are owned by the candidate (if the candidate is not a holder of record, appropriate evidence of the candidate’s ownership should be provided);

•	a statement of the candidate’s business and educational experience;

•	such other information regarding the candidate as would be required to be included in the proxy statement pursuant to SEC Regulation 14A;

•	a statement detailing any relationship between the candidate and the Company;

•	a statement detailing any relationship between the candidate and any customer, supplier or competitor of the Company;

•	detailed information about any relationship or understanding between the proposing stockholder and the candidate; and

•	a statement that the candidate is willing to be considered and willing to serve as a Director if nominated and elected.

     A nomination submitted by a stockholder for presentation by the stockholder at an annual meeting of stockholders must comply with the procedural and informational requirements described in “Stockholder Proposals.”
Stockholder Communications with the Board
     A stockholder of the Company who wants to communicate with the Board of Directors or with any individual Director can write to the Corporate Secretary of the Company, at 1130 Connecticut Avenue, N.W., Suite 200, Washington, D.C. 20036, Attention: Board Administration. The letter should indicate that the author is a stockholder and if shares are not held of record, should include appropriate evidence of stock ownership. Depending on the subject matter, the Corporate Secretary will:
•	forward the communication to the Director or Directors to whom it is addressed;

•	attempt to handle the inquiry directly, for example where it is a request for information about the Company or it is a stock-related matter; or

•	not forward the communication if it is primarily commercial in nature, relates to an improper or irrelevant topic, or is unduly hostile, threatening, illegal or otherwise inappropriate.
     At each Board meeting, the Corporate Secretary shall present a summary of all communications received since the last meeting that were not forwarded and make those communications available to the Directors.
Code of Ethics
     The Company has adopted a Code of Ethics that is applicable to the officers, directors and employees of the Company, including the Company’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. The Code of Ethics is available on the Company’s website at www.adamsbank.com. Amendments to and waivers from the Code of Ethics will also be disclosed on the Company’s website.
The Audit Committee
     The Audit Committee of the Company consists of directors Shannon, Williams, and Cook. Each member of the Audit Committee is considered “independent” as defined in the Nasdaq corporate governance listing standards and under SEC Rule 10A-3. Each of the members of the Audit Committee is financially literate in that they all have an understanding of financial statements, including the Company’s balance sheet, income statement and cash flow statement. All Audit Committee members in their current or past employment have either had experience in finance or are/were a chief executive officer with financial oversight responsibilities. The Board of Directors has determined that it does not have a member that qualifies as an “audit committee financial expert” as that term is used in the rules and regulations of the SEC, but is actively seeking a qualifying candidate.
     The Committee reviews the contents of and conclusions in audit reports prepared by the internal auditor and the Company’s independent auditors, reviews and approves the annual engagement of the Company’s independent auditors, the Company’s audit policy, the internal audit function and the plan of audit coverage, and reviews with management and the Company’s independent auditor, the Company’s financial statements and internal controls. The Audit Committee of the Company met seven times during the year ended December 31, 2005. The Company’s Board of Directors has adopted a written charter for the Audit Committee of the Company which is available at the Company’s website at www.adamsbank.com.

Audit Committee Report
     In accordance with rules established by the SEC, the Audit Committee of the Company has prepared the following report for inclusion in this proxy statement:
     As part of its ongoing activities, the Audit Committee has:
•	reviewed and discussed with management and the independent auditors the Company’s audited consolidated financial statements for the year ended December 31, 2005;

•	discussed with the independent auditors of the Company the matters required to be discussed by Statement on Auditing Standards No. 61, Communications with Audit Committees, as amended; and

•	received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and has discussed with the independent auditors their independence from the Company.
     Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2005 and to be filed with the SEC. In addition, the Audit Committee approved the retention of McGladrey & Pullen, LLP as the Company’s independent auditors for the year ending December 31, 2006, subject to the ratification of this appointment by the stockholders.
     This report shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.
This report has been provided by the Audit Committee:
Directors Shannon, Williams and Cook
Personnel Committee Interlocks and Insider Participations
     The Personnel Committee reviews the performance of officers and employees and determines the compensation programs of these individuals. Directors Cook and Williams comprise the Personnel Committee, Mr. Cook and Mr. Williams are independent and neither has ever been an officer or employee of the Company or any of its subsidiaries. The Personnel Committee met eight times during 2005 to determine compensation and to review compensation programs.
Report of the Personnel Committee of the Board of Directors on Executive Compensation
     Under rules established by the SEC, the Company is required to provide certain data and information in regard to the compensation and benefits provided to its Chief Executive Officer and other executive officers. The disclosure requirements for the Chief Executive Officer and other executive officers include the use of tables and a report explaining the rationale and considerations that led to fundamental executive compensation decisions affecting those individuals. In fulfillment of this requirement, the Personnel Committee has prepared the following report for inclusion in this proxy statement. The discussion below relates to the Company’s Board actions during 2005.
     The Personnel Committee annually reviews the performance of the Chief Executive Officer and other executive officers and approves changes to base compensation as well as the level of bonus, if any, to be awarded. In determining whether the base salary of the Chief Executive Officer and other executive officers should be increased, the Personnel Committee takes into account individual performance, performance of the Company, the size of the Company and the complexity of its operations, and information regarding compensation paid to executives performing similar duties for financial institutions in The Adams National Bank’s and Consolidated Bank & Trust Company’s market areas.
     While the Personnel Committee does not use strict numerical formulas to determine changes in compensation for the Chief Executive Officer and other executive officers; and while it weighs a variety of different factors in its deliberations, it has emphasized and will continue to emphasize earnings, profitability, capital position and asset quality, and return on tangible equity as factors in setting the compensation of the Chief Executive Officer and other executive officers. Other non-quantitative factors considered by the Personnel Committee in 2005 included general management oversight of the Company, the quality of communication with the Board of Directors, and the productivity of employees. Finally, the Personnel Committee considered the standing of the Company with customers and the community, as evidenced by the level of customer/community complaints and compliments. While each of the quantitative and non-quantitative factors described above was considered by the Personnel Committee, such factors were not assigned a specific weight in evaluating the performance of the Chief Executive Officer and other executive officers. Rather, all factors were considered, and based upon the effectiveness of such officers in addressing each of the factors, and the range of compensation paid to officers of peer institutions, the Personnel Committee approved an increase in the base salary of the Chief Executive Officer and other executive officers. The Personnel Committee approved salary increases totaling $179,500 for the Company’s and Bank’s five executive officers, bringing total base compensation for the group to $782,000 from $602,500 in 2004.
This report has been provided by the Personnel Committee:
Directors A. George Cook and Joseph L. Williams.
Evaluation of Disclosure Controls and Procedures
     The Company has adopted controls and other procedures that are designed to ensure that information required to be disclosed in this Proxy Statement and other reports filed with the SEC is recorded, processed, summarized and reported within time periods specified by the SEC. Under the supervision and with the participation of our management, including our Chief Executive Officer and Chief Financial Officer, we evaluated the effectiveness of the design and operation of our disclosure controls and procedures as of the end of the fiscal year (the “Evaluation Date”). Based upon that evaluation, the Chief Executive Officer and Chief Financial Officer concluded that, as of the Evaluation Date, our disclosure controls and procedures were effective in timely alerting them to the material information relating to us (or our consolidated subsidiaries) required to be included in this Proxy Statement.
Performance Graph
     Set forth hereunder is a performance graph comparing (a) the total return on the common stock of the Company for the period beginning on December 31, 2000 through December 31, 2005, (b) the cumulative total return on stocks included in the NASDAQ Composite over such period, and (c) the cumulative total return on stocks included in the SNL NASDAQ Bank Index over such period. The cumulative total return on the Company’s common stock was computed assuming the reinvestment of cash dividends.
     Assuming an initial investment in the common stock of Abigail Adams National Bancorp, Inc. of $100.00 on December 31, 2000 with dividends reinvested, the cumulative total value of the investment on December 31, 2005 would be $301.53. There can be no assurance that the Company’s stock performance will continue in the future with the same or similar trend depicted in the graph. The Company will not make or endorse any predictions as to future stock performance.

Abigail Adams National Bancorp, Inc.

		Period Ending
Index	12/31/00	12/31/01	12/31/02	12/31/03	12/31/04	12/31/05

Abigail Adams National Bancorp	100.00	213.30	268.25	350.32	403.07	301.53
NASDAQ Composite	100.00	79.18	54.44	82.09	89.59	91.54
SNL NASDAQ Bank Index	100.00	108.85	111.95	144.51	165.62	160.57

EXECUTIVE COMPENSATION

     The following table sets forth for the years ended December 31, 2005, 2004 and 2003 certain information as to the total remuneration paid by the Company to the Company’s Chief Executive Officer, the Banks’ Chief Executive Officers, and all other executive officers of the Company who received cash compensation exceeding $100,000 in 2005
SUMMARY COMPENSATION TABLE

				Long Term
				Compensation
		Annual Compensation		Awards
				Securities
				Underlying	All Other
	Year	Salary	Bonus	Options(#)	Compensation
Jeanne D. Hubbard	2005	$122,812	$12,000	—	$38,200 (1)
Chairwoman of the Board,	2004	$57,835	$—	—	$—
President and Chief Executive	2003	$55,833	$10,000	—	$—
Officer of the Company and The Adams National Bank

Betty J. Serrano	2005	$102,708	$20,000	—	$—
Senior Vice President of The	2004	$102,001	$15,000	—	$—
Adams National Bank	2003	$98,441	$15,000	—	$—

John P. Shroads, Jr.	2005	$117,500	$20,000	—	$—
Senior Vice President of The	2004	$107,198	$—	—	$—
Adams National Bank	2003	$16,628	$—	—	$—

Karen E. Troutman	2005	$141,250	$25,000	—	$—
Senior Vice President and Chief	2004	$129,353	$25,000	—	$—
Financial Officer of the Company	2003	$123,333	$20,000	—	$—
and The Adams National Bank

(1)	Reflects the moving expense reimbursement paid in 2005 by the Company and Board of Director fees.
Benefit Plans
     The Company sponsors a Nonqualified Stock Option Plan, originally adopted in 1987, and amended in 1989, pursuant to which non-statutory stock options for up to 170,156 shares, as adjusted, of the Company’s common stock can be awarded to officers of the Company. Since its inception in 1987, no awards have been made under the Nonqualified Stock Option Plan. There were no options granted to the named executive officers during 2005.
     Set forth below is certain information as of December 31, 2005 regarding equity compensation to directors and executive officers of the Company separated into two categories: those compensation plans approved by stockholders and those plans not approved by stockholders.

	Number of securities to be
	issued upon exercise of		Number of securities
	outstanding options and	Weighted average	remaining available for
Plan	rights	exercise price	issuance under plan
Equity compensation plans approved by stockholders	—	—	170,156
Equity compensation plans not approved by stockholders	10,588	$5.21	—

Total	10,588	$5.21	170,156

TRANSACTIONS WITH CERTAIN RELATED PERSONS

     The Adams National Bank and Consolidated Bank & Trust Company (collectively, the “Banks”) intend that all transactions between the Banks and its executive officers, directors, holders of 10% or more of the shares of any class of its common stock and affiliates thereof, will contain terms no less favorable to the Banks than could have been obtained by them in arm’s-length negotiations with unaffiliated persons and will be approved by a majority of independent outside directors of the Banks not having any interest in the transaction. During the year ended December 31, 2005, the Banks had $41,000 in loans outstanding to directors or executive officers.
     Section 402 of the Sarbanes-Oxley Act of 2002 generally prohibits an issuer from: (1) extending or maintaining credit; (2) arranging for the extension of credit; or (3) renewing an extension of credit in the form of a personal loan for an officer or director. There are several exceptions to this general prohibition, one of which is applicable to the Company. Sarbanes-Oxley does not apply to loans made by a depository institution that is insured by the FDIC and is subject to the insider lending restrictions of the Federal Reserve Act. All loans to the Banks’ directors and officers are made in conformity with Federal Reserve Act regulations.

PROPOSAL II—RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

     The Audit Committee has approved the engagement of McGladrey & Pullen, LLP to be the Company’s independent registered public accountants for 2006. At the Meeting, the stockholders will consider and vote on the ratification of the engagement of McGladrey & Pullen, LLP for the Company’s year ending December 31, 2006. A representative of McGladrey & Pullen, LLP is expected to attend the Meeting, and will have an opportunity to make a statement and answer questions.
     Audit Fees. During the past two years the aggregate fees billed for professional services rendered by McGladrey & Pullen, LLP (the “Independent Auditor”) for the audit of the Company’s annual financial statements and for the review of the Company’s quarterly reports were $177,110 for 2005 and $79,962 for 2004.
     Tax Fees. During the past two fiscal years the aggregate fees billed for professional services by the Independent Auditor for tax services were $12,160 for 2005 and $4,057 for 2004.
     Audit Related Fees. During the past two years the aggregate fees billed for assurance and related services by the Independent Auditor were $5,000 for 2005 and $5,000 for 2004.
     All Other Fees. During the past two years there were no fees billed for other products and services provided by the Independent Auditors.
Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services of Independent Auditor
     The Audit Committee’s policy is to pre-approve all audit and non-audit services provided by the independent auditors. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to particular service or category of services and is generally subject to a specific budget. The Audit Committee has delegated pre-approval authority to its Chairman when expedition of services is necessary. The independent auditors and management are required to periodically report to the full Audit Committee regarding the extent of services provided by the independent auditors in accordance with this pre-approval, and the fees for the services performed to date. For the years ended December 31, 2005 and 2004, 100% of “Audit Fees” were approved under the pre-approval policy. All other services were approved by the Audit Committee prior to engagement.
     In order to ratify the selection of McGladrey & Pullen, LLP as the independent registered public accountants for 2006, the proposal must receive at least a majority of the votes cast, either in person or by proxy, in favor of such ratification. The Board of Directors recommends a vote “FOR” the ratification of McGladrey & Pullen, LLP as independent registered public accountants for 2006.

STOCKHOLDER PROPOSALS

     In order to be eligible for inclusion in the Company’s proxy materials for next year’s Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company’s executive office, Abigail Adams National Bancorp, Inc., 1130 Connecticut Avenue, N.W., Suite 200, Washington, D.C. 20036, no later than December 16, 2006. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Exchange Act.
     The Bylaws of the Company do not contain an advance notice provision for certain business to be brought before an annual meeting. The Board of Directors has determined that in order for a stockholder to properly bring business before the Annual Meeting, or to propose a nominee to the Board, a stockholder must provide written notice to the Secretary of the Company no later than 45 days before the mailing of the Proxy Statement, or by March 2, 2007. The notice must include the stockholder’s name, address and number of shares owned. The notice must also describe the proposal, the reasons for bringing the proposal and any material interest of the stockholder in the proposal. In the case of nominations to the Board, certain information regarding the nominee must be provided. Assuming that the next annual meeting of stockholders is held on May 15, 2007 and the Proxy Statement is mailed on April 16, 2007, advance notice of business to be brought, or nominations must be brought no later than March 2, 2007.

MISCELLANEOUS

     The Board of Directors is not aware of any business to come before the Meeting other than the matters described above in the Proxy Statement. However, if any matters should properly come before the Meeting, it is intended that holders of the proxies will act as directed by a majority of the Board of Directors, except for matters related to the conduct of the Meeting, as to which they shall act in accordance with their best judgment.
     The cost of solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers and regular employees of the Bank may solicit proxies personally or by telegraph or telephone without additional compensation.
     A copy of the Company’s Annual Report on Form 10-K for the year ended December 31, 2005 will be furnished without charge to stockholders as of the record date upon written request to the Corporate Secretary, Abigail Adams National Bancorp, Inc., 1130 Connecticut Avenue, NW, Suite 200, Washington, DC 20036.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Lorel D. Scott

Lorel D. Scott
Secretary

REVOCABLE PROXY
ABIGAIL ADAMS NATIONAL BANCORP, INC.
ANNUAL MEETING OF STOCKHOLDERS
May 16, 2006
     The undersigned hereby appoints the full Board of Directors, with full powers of substitution to act as attorneys and proxies for the undersigned to vote all shares of Common Stock of the Company which the undersigned is entitled to vote at a Annual Meeting of Stockholders (“Meeting”) to be held at The Adams National Bank, 1130 Connecticut Avenue, NW, Suite 200, Washington, DC 20036 at 3:00 p.m. (local time) on May 16, 2006. The official proxy committee is authorized to cast all votes to which the undersigned is entitled as follows:

		FOR	VOTE WITHHELD
1.	The election as directors of all nominees listed below (except as marked to the contrary below)	☐	☐
A. George Cook
Jeanne D. Hubbard
Marshall T. Reynolds
Patricia G. Shannon
Marianne Steiner
Joseph L. Williams
Bonita A. Wilson
Douglas V. Reynolds
Sandra C. Ramsey

INSTRUCTION: To withhold your vote for one or more nominees, write the name of the nominee(s) on the lines below.

		FOR	AGAINST	ABSTAIN
2.	Ratification of McGladrey & Pullen, LLP as independent registered public accountants for the year ending December 31, 2006.	☐	☐	☐

The Board of Directors recommends a vote “FOR” each of the listed proposals.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE PROPOSITIONS STATED ABOVE. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THE ABOVE NAMED PROXIES AT THE DIRECTION OF A MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
     Should the undersigned be present and elect to vote at the Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Meeting of the stockholder’s decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by sending written notice to the Secretary of the Company at the address set forth on the Notice of Annual Meeting of Stockholders, or by the filing of a later proxy statement prior to a vote being taken on a particular proposal at the Meeting.
     The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of the Meeting and a proxy statement dated April 17, 2006.

Dated:	, 2006	☐ Check Box if You Plan to Attend Meeting

PRINT NAME OF STOCKHOLDER		PRINT NAME OF STOCKHOLDER

SIGNATURE OF STOCKHOLDER		SIGNATURE OF STOCKHOLDER
Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.

Please complete and date this proxy and return it promptly
in the enclosed postage-prepaid envelope.